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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 14, 2002


                         COMMISSION FILE NO. 000-31579


                                 HYDRIL COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                              95-2777268
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                      3300 NORTH SAM HOUSTON PARKWAY EAST
                           HOUSTON, TEXAS 77032-3411
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       Registrant's telephone number, including area code: (281) 449-2000


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Item 9.  Regulation FD Disclosure

         On August 14, 2002 the Principal Executive Officer, Christopher T. Seaver, and the Principal Financial Officer, Michael C. Kearney, of Hydril Company submitted to the Securities and Exchange Commission, as correspondence attached to the Company's Quarterly Report on Form 10-Q, certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of each of these certifications is as follows:

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
           SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


                   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Christopher T. Seaver, Chief Executive Officer of Hydril Company, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

                   (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Dated August 13, 2002

                                          /s/ Christopher T. Seaver
                                          --------------------------------------
                                          Christopher T. Seaver
                                          Chief Executive Officer


                   The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (Subsections
         (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
         Code) and is not being filed as part of the Report or as a separate disclosure document.


                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
           SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


                   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Michael C. Kearney, Chief Financial Officer of Hydril Company, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

                   (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Dated August 13, 2002

                                            /s/ Michael C. Kearney
                                            ------------------------------------
                                            Michael C. Kearney
                                            Chief Financial Officer


                   The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (Subsections
         (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
         Code) and is not being filed as part of the Report or as a separate disclosure document.

         In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HYDRIL COMPANY
                                        Registrant




                                        By: /s/ Michael C. Kearney
                                            ------------------------------------
                                            Michael C. Kearney
                                            Chief Financial Officer and Vice
                                            President - Administration


August 14, 2002